CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-2

                                                   Distribution Date:  1/18/2005

Section 5.2 - Supplement                                        Class A         Class B       Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00            0.00            0.00                    0.00

(ii)    Monthly Interest Distributed                        2,740,833.33      160,416.67      130,259.55            3,031,509.55
        Deficiency Amounts                                          0.00            0.00                                    0.00
        Additional Interest                                         0.00            0.00                                    0.00
        Accrued and Unpaid Interest                                                                 0.00                    0.00

(iii)   Collections of Principal Receivables               87,963,200.70    4,997,909.13    6,997,072.78           99,958,182.61

(iv)    Collections of Finance Charge Receivables           7,625,466.93      433,265.17      606,571.23            8,665,303.33

(v)     Aggregate Amount of Principal Receivables                                                              33,793,514,471.42

                                        Investor Interest 550,000,000.00   31,250,000.00   43,750,000.00          625,000,000.00
                                        Adjusted Interest 550,000,000.00   31,250,000.00   43,750,000.00          625,000,000.00

                                                  Series
        Floating Investor Percentage               1.85%           88.00%           5.00%           7.00%                 100.00%
        Fixed Investor Percentage                  1.85%           88.00%           5.00%           7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.51%
               30 to 59 days                                                                                                1.34%
               60 to 89 days                                                                                                1.05%
               90 or more days                                                                                              2.10%
                                                                                                               -------------------
                                            Total Receivables                                                             100.00%

(vii)   Investor Default Amount                             3,399,841.93      193,172.84      270,441.97            3,863,456.74

(viii)  Investor Charge-Offs                                        0.00            0.00            0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00            0.00            0.00                    0.00

(x)     Net Servicing Fee                                     458,333.33       26,041.67       36,458.33              520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      8.95%

(xii)   Portfolio Supplemented Yield                                                                                        8.95%

(xiii)  Reallocated Monthly Principal                                               0.00            0.00                    0.00

(xiv)   Closing Investor Interest (Class A Adjusted)      550,000,000.00   31,250,000.00   43,750,000.00          625,000,000.00

(xv)    LIBOR                                                                                                            2.40250%

(xvi)   Principal Funding Account Balance                                                                                   0.00

(xvii)  Accumulation Shortfall                                                                                              0.00

(xviii) Principal Funding Investment Proceeds                                                                               0.00

(xix)   Principal Investment Funding Shortfall                                                                              0.00

(xx)    Available Funds                                     7,167,133.60      407,223.50      570,112.90            8,144,470.00

(xxi)   Certificate Rate                                         5.98000%        6.16000%        3.15250%

----------------------------------------------------------------------------------------------------------------------------------


By:
   -----------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President

                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-3

                                                   Distribution Date:  1/18/2005

Section 5.2 - Supplement                                         Class A         Class B       Collateral                Total
--------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00            0.00            0.00                    0.00

(ii)    Monthly Interest Distributed                        2,434,132.89      141,813.47       97,575.39            2,673,521.75
        Deficiency Amounts                                          0.00            0.00                                    0.00
        Additional Interest                                         0.00            0.00                                    0.00
        Accrued and Unpaid Interest                                                                0.00                     0.00

(iii)   Collections of Principal Receivables               65,889,715.11    3,743,713.82    5,241,397.80           74,874,826.74

(iv)    Collections of Finance Charge Receivables           5,711,932.26      324,539.87      454,373.03            6,490,845.16

(v)     Aggregate Amount of Principal Receivables                                                              33,793,514,471.42

                                       Investor Interest  411,983,000.00   23,408,000.00   32,772,440.86          468,163,440.86
                                       Adjusted Interest  411,983,000.00   23,408,000.00   32,772,440.86          468,163,440.86

                                                     Series
        Floating Investor Percentage                  1.39%        88.00%           5.00%           7.00%                 100.00%
        Fixed Investor Percentage                     1.39%        88.00%           5.00%           7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.51%
               30 to 59 days                                                                                                1.34%
               60 to 89 days                                                                                                1.05%
               90 or more days                                                                                              2.10%
                                                                                                                     -----------
                                                    Total Receivables                                                     100.00%

(vii)   Investor Default Amount                             2,546,685.60      144,697.27      202,583.85            2,893,966.72

(viii)  Investor Charge-Offs                                        0.00            0.00            0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00            0.00            0.00                    0.00

(x)     Net Servicing Fee                                     343,319.17       19,506.67       27,310.37              390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      8.95%

(xii)   Portfolio Supplemented Yield                                                                                        9.94%

(xiii)  Reallocated Monthly Principal                                               0.00            0.00                    0.00

(xiv)   Closing Investor Interest (Class A Adjusted)      411,983,000.00   23,408,000.00   32,772,440.86          468,163,440.86

(xv)    LIBOR                                                                                                            2.40250%

(xvi)   Principal Funding Account Balance                                                                                   0.00

(xvii)  Accumulation Shortfall                                                                                              0.00

(xviii) Principal Funding Investment Proceeds                                                                               0.00

(xix)   Principal Investment Funding Shortfall                                                                              0.00

(xx)    Available Funds                                     5,368,613.09      305,033.21      427,062.66            6,100,708.96

(xxi)   Certificate Rate                                         7.09000%        7.27000%        3.15250%

--------------------------------------------------------------------------------------------------------------------------------


By:
   -------------------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President